Supplement dated May 1, 2013 to the following booklets dated May 1, 2013:

MultiOption(r) Achiever Variable Annuity
MultiOption(r) Classic Variable Annuity


Effective May 1, 2013, the Ivy High Income portfolio is added to the above-listed products.






































Please retain this supplement for future reference.
F79117 5-2013